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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statement on Form S-8 (No. 333-31524) of HealthGate Data Corp. of our report dated March 23, 2001 relating to the financial statements, which appears in this Form 10-K.




Boston, Massachusetts
March 30, 2001